EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Syniverse Holdings, Inc. and Syniverse Technologies, Inc. (the “Companies”) on Form 10-Q for the period ended June 30, 2007 (the “Report”), I, Tony G. Holcombe, Chief Executive Officer of the Companies, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Date: August 9, 2007	/s/ Tony G. Holcombe
Tony G. Holcombe
Chief Executive Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.